EXHIBIT 23.1

                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-10459 on Form S-3 of our report dated March 6, 1996 included in WorldCom, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                      /s/ ARTHUR ANDERSEN LLP

Jackson, Mississippi
November 4, 1996